UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2021

HealthCor Catalio Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation )	001-39949 (Commission File Number)	98-1569027 (IRS Employer Identification No.)

55 Hudson Yards, 28th Floor

New York, New York 10001

(Address of principal executive offices, including zip code)

(212) 622-7800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per Share	HCAQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Transaction Support Agreement

On July 8, 2021, Dr. Jonathan M. Rothberg and certain stockholders of Hyperfine, Inc. (“Hyperfine”) and Liminal Sciences, Inc. (“Liminal”) affiliated with Dr. Rothberg (collectively, the “supporting Hyperfine stockholders”) entered into a Transaction Support Agreement (the “Transaction Support Agreement”), with HealthCor Catalio Acquisition Corp. (“HealthCor” or the “Company”). Under the Transaction Support Agreement, each supporting Hyperfine stockholder agreed, among other things, to (i) execute and deliver to Hyperfine, Liminal and HealthCor, as promptly as reasonably practicable (and in any event within two business days) following the time at which the Registration Statement on Form S-4 (the “Registration Statement”) filed in connection with the Business Combination Agreement, dated as of July 7, 2021, by and among HealthCor, Optimus Merger Sub I, Inc., Optimus Merger Sub II, Inc., Hyperfine and Liminal (the “Business Combination Agreement”) and the transactions contemplated thereby (collectively, the “Business Combination”) is declared effective under the Securities Act of 1933, as amended (the “Securities Act”), written consents of the Hyperfine stockholders and the Liminal stockholders, respectively, sufficient to approve the Business Combination Agreement, the related documents and the transactions contemplated thereby (including the Business Combination) and (ii) be bound by certain other covenants and agreements related to the Business Combination. The shares of Hyperfine and Liminal capital stock that are owned by the supporting Hyperfine stockholders and subject to the Transaction Support Agreement represent over 74% of the aggregate outstanding voting power of Hyperfine common stock and preferred stock (on an as-converted basis) and over 95% of the aggregate outstanding voting power of Liminal common stock and preferred stock (on an as-converted basis). In addition, the Transaction Support Agreement prohibits the supporting Hyperfine stockholders from engaging in activities that have the effect of soliciting a competing acquisition proposal.

The foregoing description of the Transaction Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Transaction Support Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Important Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company intends to file with the Securities and Exchange Commission (the “SEC”) the Registration Statement, which will include a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Business Combination. The Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the proposed Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed Business Combination and other matters as may be described in the Registration Statement. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov. In addition, the documents filed by HealthCor may be obtained free of charge from HealthCor’s website at www.hcspac.com or by written request to HealthCor at ir@hccspac.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. You can find information about HealthCor’s directors and executive officers and their ownership of HealthCor’s securities in HealthCor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 29, 2021, and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Hyperfine, Liminal and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description
10.1	Transaction Support Agreement, dated as of July 8, 2021, by and among HealthCor Catalio Acquisition Corp., Dr. Jonathan M. Rothberg, and certain stockholders of Hyperfine, Inc. and Liminal Sciences, Inc. affiliated with Dr. Rothberg.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCOR CATALIO ACQUISITION CORP.

	By:	/s/ Christopher Gaulin
	Name:	Christopher Gaulin
	Title:	Chief Executive Officer

Date: July 8, 2021